UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934




                     September 27, 2002 (September 24, 2002)
                     Date of Report (Date of Event Reported)



                                 Rent-Way, Inc.
             (Exact name of registrant as specified in its charter)




           Pennsylvania            000-22026                   25-1407782
    (State or other         (Commission File Number)   (IRS Employer
        jurisdiction                                         Identification No.)
             of corporation)




One RentWay Place, Erie, Pennsylvania                           16505
--------------------------------------------------------------------------------
(Address of principal executive offices)                       Zip Code



Registrant's telephone number, including area code:         (814) 455-5378
                                                       -------------------------








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Item 5.           Other Events

         Rent-Way Retains Salomon Smith Barney as Financial Advisor

         Erie, Pennsylvania, September 24, 2002 -- Rent-Way Inc. (NYSE:RWY) today announced that it has retained Salomon Smith Barney as its financial advisor to assist the company in developing and evaluating plans to refinance its outstanding bank debt. "We will be working closely with them starting immediately," stated William E. Morgenstern, Chairman and Chief Executive Officer.

         Rent-Way is the second largest operator of rental-purchase stores in the United States. Rent-Way rents quality name brand merchandise such as home entertainment equipment, computers, furniture and appliances from 1,062 stores in 42 states.

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                                     Rent-Way, Inc.
                                            -------------------------------
                                                      (Registrant)




      September 27, 2002
--------------------------------            ------------------------------------
              Date                                       (Signature)
                                                    William A. McDonnell
                                                     Vice President and
                                                  Chief Financial Officer




      September 27, 2002
--------------------------------            ------------------------------------
              Date                                       (Signature)
                                                      John A. Lombardi
                                                Chief Accounting Officer and
                                                         Controller